UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2017 (May 22, 2017)

Oakridge Holdings, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-1937	41-0843268
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 West Ontario Street

Unit 1003
Chicago, IL 60654

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (312) 505-9267

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth below in Item 1.03 of this Current Report on Form 8-K (this “Form 8-K”) regarding the DIP Loan Agreement (as defined below) is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement

As previously disclosed, Oakridge Financial, Inc. (“we” or the “Company”) and our operating subsidiary, Stinar HG, Inc., a Minnesota corporation (“Stinar”) entered into an Asset Purchase Agreement, dated June 20, 2016, with Kruckeberg Industries, LLC, a Delaware limited liability company, pursuant to which Kruckeberg Industries, LLC proposed to acquire substantially all of the assets of Stinar.

As previously disclosed in connection with the Asset Purchase Agreement, Stinar and Kruckeberg Industries, LLC entered into a Management Agreement, dated October 6, 2016, pursuant to which Kruckeberg Industries, LLC provided certain operational and management services to Stinar, pending the closing of the transactions contemplated in the Asset Purchase Agreement.

The Company, Stinar and Kuckeberg Industries, LLC have determined that we will not close on the transactions contemplated by the Asset Purchase Agreement in accordance with its terms.  As a result, we have mutually agreed to terminate the Asset Purchase Agreement and the related Management Agreement.  On May 22, 2017, the Company and Stinar entered into a termination agreement with Kruckeberg Industries, LLC wherein, we have terminated the Asset Purchase Agreement, dated June 20, 2016 (as subsequently amended) and the Management Agreement, dated October 6, 2016.  Under the Termination Agreement, the parties agreed that the current outstanding charges under the Management Agreement for services rendered and expenses incurred will remain outstanding, enforceable obligations of Stinar until those amounts are paid or discharged according to legal process.  Current outstanding charges for services rendered and expenses incurred totaled approximately $71,820.00, as of May 22, 2017.  As part of the Termination Agreement, the Company and Stinar have granted Kruckeberg Industries, LLC a release of any and all obligations, liabilities and claims.  The Termination Agreement does not terminate certain indemnification rights that Kruckeberg Industries, LLC may be entitled to under the Management Agreement.

The foregoing is qualified in its entirety by reference to the Termination Agreement, filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 1.03. Bankruptcy or Receivership.

On May 22, 2017 (the “Petition Date”), Oakridge Financial, Inc. and Stinar (together with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Minnesota (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 Cases are being administered under the captions “In re Oakridge Financial, Inc.,” Case No. 17-31669 and In re Stinar HG, Inc., dba Stinar Corporation Case No. 17-341670 (the “Chapter 11 Cases”).. The Debtors continue to operate their businesses and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

DIP Loan Agreement

In connection with the Chapter 11 Cases, the Debtors filed motions seeking Bankruptcy Court approval of debtor-in-possession financing on the terms set forth in that certain Debtor-In-Possession Loan Agreement, dated as of May 22, 2017 (the “DIP Loan Agreement”), by and among the Debtors and Krukeberg Industries, LLC, as Lender.

Pursuant to the terms of the DIP Loan Agreement, the Lender has agreed to loan Stinar an aggregate principal amount of not more than $325,000.  Not more than $100,000 of the aggregate amount may be borrowed under the DIP Loan Agreement during the period from the Petition Date to May 31, 2017.  Advances under the DIP Loan Agreement will become available upon the satisfaction of customary conditions precedent thereto, including the entry of an order of the Bankruptcy Court approving the DIP Loan Agreement.  Under the DIP Loan Agreement, Stinar is entitled to borrow and prepay advances.  Amounts advanced and repaid, however, may not be re-borrowed under the DIP Loan Agreement.

The Debtors anticipate using the proceeds of the DIP Loan Agreement primarily for (i) for purposes permitted by orders of the Bankruptcy Court, including ongoing debtor-in-possession working capital purposes, (ii) the payment of fees, costs and expenses, and (iii) other general corporate purposes, in each case, only to the extent permitted under applicable law, the DIP Loan Agreement, the orders of the Bankruptcy Court, and in accordance with the approved budget, and further subject to certain exceptions as set forth in the DIP Loan Agreement.  The DIP Loan Agreement provides for the Company’s use of certain DIP Loan Agreement proceeds in accordance with the budget and other terms and conditions.

The maturity date of the DIP Loan Agreement is the earliest of (a) July 6, 2017 (45 calendar days after the Petition Date), if the Bankruptcy Court has not entered a final borrowing order on or before that date; (b) September 19, 2017 (120 calendar days after the Petition Date); (c) the date on which a plan of reorganization for Debtors, in a form and substance satisfactory to the DIP Lender, in its sole and absolute discretion, becomes effective; and (d) the occurrence and continuation of certain other customary events of default, including the failure of certain customary milestone events identified in the DIP Loan Agreement.

Subject to certain exceptions, advances under the DIP Loan Agreement will be secured by a first priority perfected security interest in substantially all of the assets of the Debtors. The security interests and liens are subject only to certain carve outs and permitted liens, as set forth in the DIP Loan Agreement. Advances under the DIP Loan Agreement are subject to certain covenants, including, without limitation, covenants related to the incurrence of additional debt, liens, the Company’s failure to comply with the approved budget and certain bankruptcy related covenants, in each case as set forth in the DIP Loan Agreement.

The foregoing description of the DIP Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the DIP Loan Agreement filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or Obligation under an Off Balance Sheet Arrangement of a Registrant.

The items set forth above in Item 1.03 of this Form 8-K regarding the DIP Loan Agreement are hereby incorporated herein by reference.

Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement.

The commencement of the Chapter 11 Cases described above constitutes an event of default under certain secured promissory notes and the related security agreements to which Stinar is a party, including: Stinar’s promissory note, originally dated February 1, 2013, payable to Signature Bank ($831,715 currently outstanding as of May 4, 2017), Stinar’s promissory note dated April 19, 2013, payable to Twin Cities Metro Certified Development Co. ($629,830 currently outstanding as of May 4, 2017) and Stinar’s promissory note dated May 22, 2008, payable to Signature Bank ($300,767 outstanding as of May 4, 2017).  As a result of the filing of the Chapter 11 Cases, and of the promissory notes (with accrued interest thereon) and all other amounts outstanding under the related security agreements to which Stinar is a party became immediately due and payable. As a result of the filing of the Chapter 11 Cases, the lender may seek immediate payment of outstanding principal and interest, plus costs of collection, including attorneys’ fees and disbursements.

Item 7.01. Regulation FD Disclosure.

Additional information on the Chapter 11 Cases, including access to documents filed with the Bankruptcy Court and other general information about the Chapter 11 Cases, is available at a subscription based service known as PACER, at https://ecf.mab.uscourts.gov/cgi-bin/login.pl.

The information in Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 8.01. Other Events.

The Company cautions its security holders that trading in the Company’s securities during the pendency of the Chapter 11 Cases will be highly speculative and will pose additional, substantial risks in addition to the various risks that the Company has previously disclosed in its registration statements filed under the Securities Act of 1933, as amended, and periodic reports and schedules filed under the Exchange Act. Trading prices for the Company’s securities may not bear any substantive relationship to any recovery that the Company’s security holders may obtain in the Chapter 11 Cases. In that context, the Company cannot provide any assurance in respect of the scope or amount, nature, or timing of any recovery for any such holders. Accordingly, we urge extreme caution with respect to existing and future investments in our securities. A plan of reorganization, sale of assets or liquidation may result in the holders of the Company’s securities receiving little or no distribution in respect of their interests and cancellation of their existing securities. If certain requirements of the Bankruptcy Code are met, a Chapter 11 plan of reorganization could be confirmed notwithstanding its rejection by our security holders and notwithstanding the fact that such security holders do not receive or retain any property on account of their security interests under such plan.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 relating to the Company’s operations, results of operations and other matters that are based on the Company’s current expectations, estimates, forecasts and projections. Words, such as “anticipate,” “believe,” “could,” “expect,” “estimate,” “intend,” “may,” “opportunity,” “plan,” “positioned,” “potential,” “project,” “should,” and “will” and similar expressions, are intended to identify these forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based on assumptions as to future events that may not prove to be accurate. For a more detailed discussion of these risks, see the information under the “Risk Factors” heading in the Company’s Annual Report on Form 10-K for the year ended June 30, 2016 and the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2016, and other documents filed with or furnished to the SEC. Other than as required by law, the Company undertakes no obligation to publicly update any forward-looking statements in light of new information or future events. Readers are cautioned not to put undue reliance on forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The Exhibit Index appearing after the signature page to this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKRIDGE FINANCIAL, INC. (Registrant)

Date: May 22, 2017	By:	/s/ Robert C. Harvey
	Name:	Robert C. Harvey
	Title:	President, Chief Executive Officer, Chief Financial Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit No.           Description

10.1                     Termination Agreement, dated May 22, 2017, by and among Oakridge Holdings, Inc., Stinar HG, Inc. and Kruckeberg Industries, LLC.

10.2                     Debtor-In-Possession Loan Agreement, dated May 22, 2017, by and between Stinar HG, Inc. and Kruckeberg Industries, LLC.

    (1)           Filed as exhibit to Form 10-K for fiscal year ended  **[______________].

    (2)           Filed as exhibit to Form 10-K for fiscal year ended  **[______________].

    (3)           Filed as exhibit to Form 10-K for fiscal year ended  **[______________].